UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(A) of the Securities

Exchange Act of 1934

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under §240.14a-12

CHANGE HEALTHCARE INC.

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Important Information

The following communications relate to the proposed acquisition of Change Healthcare Inc., a Delaware corporation (the “Company”) by UnitedHealth Group Incorporated, a Delaware corporation (“UnitedHealth Group”), pursuant to the Agreement and Plan of Merger, dated as of January 5, 2021, by and among the Company, UnitedHealth Group and Cambridge Merger Sub Inc., a wholly owned subsidiary of UnitedHealth Group.

On January 15, 2021, the Company distributed a document summarizing terms of the transaction to all employees of the Company, a copy of which is set forth below and filed herewith pursuant to Rule 14a-12.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the financial condition, results of operations and businesses of Change Healthcare. Some of these statements can be identified by terms and phrases such as “anticipate,” “believe,” “intend,” “estimate,” “expect,” “continue,” “could,” “should,” “may,” “plan,” “project,” “predict” and similar expressions. Change Healthcare cautions readers of this communication that such “forward looking statements,” including without limitation, those relating to the timing of the proposed merger and Change Healthcare’s future business prospects, revenue, working capital, liquidity, capital needs, interest costs and income, wherever they occur in this communication or in other statements attributable to Change Healthcare, are necessarily estimates reflecting the judgment of Change Healthcare’s senior management and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the “forward looking statements.”

Factors that could cause Change Healthcare’s actual results to differ materially from those expressed or implied in such forward-looking statements include, but are not limited to, the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the inability to complete the proposed merger due to the failure to obtain stockholder approval for the proposed merger or the failure to satisfy other conditions to completion of the proposed merger, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction; risks related to disruption of management’s attention from Change Healthcare’s ongoing business operations due to the transaction; the effect of the announcement of the proposed merger on Change Healthcare’s relationships with its customers, operating results and business generally; the risk that the proposed merger will not be consummated in a timely manner; exceeding the expected costs of the merger; Change Healthcare’s ability to retain or renew existing customers and attract new customers; macroeconomic and industry trends and adverse developments in the debt, consumer credit and financial services markets; uncertainty and risks related to the impact of the COVID-19 pandemic on the national and global economy, Change Healthcare’s business, suppliers, customers, and employees; Change Healthcare’s ability to connect a large number of payers and providers; Change Healthcare’s ability to provide competitive services and prices while maintaining its margins; further consolidation in end-customer markets; Change Healthcare’s ability to effectively manage costs; Change Healthcare’s ability to effectively develop and maintain relationships with channel partners; a decline in transaction volume in the U.S. healthcare industry; Change Healthcare’s ability to timely develop new services and the market’s willingness to adopt new services; Change Healthcare’s ability to maintain access to its data sources; Change Healthcare’s ability to maintain the security and integrity of its data; Change Healthcare’s ability to deliver services timely without interruption; Change Healthcare’s ability to make acquisitions and integrate the operations of acquired businesses; government regulation and changes in the regulatory environment; economic and political instability in the U.S. and international markets where Change Healthcare operates; risks related to international operations; the ability of outside service providers and key vendors to fulfill their obligations to Change Healthcare; litigation or regulatory proceedings; Change Healthcare’s ability to protect and enforce its intellectual property, trade secrets and other forms of unpatented intellectual property; Change Healthcare’s ability to defend its intellectual property from infringement claims by third parties; changes in local, state, federal and international laws and regulations, including related to taxation; Change Healthcare’s reliance on key management personnel; Change Healthcare’s ability to manage and expand its operations and keep up with rapidly changing technologies; our adoption of new, or amendments to existing, accounting standards; losses against which Change Healthcare does not insure; Change Healthcare’s ability to make timely payments of principal and interest on its indebtedness; Change Healthcare’s ability to satisfy covenants in the agreements governing its indebtedness; Change Healthcare’s ability to maintain liquidity, and other risks. For a more detailed discussion of these factors, see the information under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Change Healthcare’s most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) on June 4, 2020, and in Change Healthcare’s most recent Quarterly Report on Form 10-Q filed with the SEC on November 5, 2020.

Change Healthcare’s forward-looking statements speak only as of the date of this communication or as of the date they are made. Change Healthcare disclaims any intent or obligation to update any “forward looking statement” made in this communication to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time.

Additional Information and Where to Find It

This communication may be deemed solicitation material in respect of the proposed acquisition of Change Healthcare by UnitedHealth Group. In connection with the proposed merger transaction, Change Healthcare will file with the SEC and furnish to Change Healthcare’s stockholders a proxy statement and other relevant documents. This filing does not constitute a solicitation of any vote or approval. Stockholders are urged to read the proxy statement when it becomes available and any other documents to be filed with the SEC in connection with the proposed merger or incorporated by reference in the proxy statement because they will contain important information about the proposed merger.

Investors will be able to obtain free of charge the proxy statement and other documents filed with the SEC at the SEC’s website at https://www.sec.gov. In addition, the proxy statement and Change Healthcare’s annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to section 13(a) or 15(d) of the Securities Exchange Act of 1934 are available free of charge through Change Healthcare’s website at https://ir.changehealthcare.com. as soon as reasonably practicable after they are electronically filed with, or furnished to, the SEC.

The directors, executive officers and certain other members of management and employees of Change Healthcare may be deemed “participants” in the solicitation of proxies from stockholders of Change Healthcare in favor of the proposed merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the stockholders of Change Healthcare in connection with the proposed merger will be set forth in the proxy statement and the other relevant documents to be filed with the SEC. You can find information about the Company’s executive officers and directors in its Annual Report on Form 10-K for the fiscal year ended March 31, 2020 and in its definitive proxy statement filed with the SEC on Schedule 14A on July 16, 2020.

OptumInsight and Change Healthcare Combine to Advance a More Modern, Information and Technology-Enabled Health Care Platform
Strategic Rationale
Optum and Change Healthcare are combining to provide software and data analytics, technology-enabled services and research, advisory and revenue cycle management offerings to help make health care work better for everyone.
This merger of equals unites two technology and service companies focused on serving health care whose combined capabilities will more effectively connect and simplify core clinical, administrative and payment processes
Change Healthcare brings key technologies, connections and advanced clinical decision, administrative and financial support capabilities, enabling better workflow and transactional connectivity across the health care system.
Optum brings modern analytics, comprehensive clinical expertise, innovative technologies and extensive experience in improving operational and clinical performance.
Together, we will deliver real-time services at the point of care, streamlining and deeply simplifying health care administration and payments, and applying data, technology, intellectual property and incentives to enable a smarter health care system. Our combined capabilities will enable us to better serve our customers and consumers with increased accuracy and speed of transactions, improved health outcomes, enhanced patient and physician experiences and a lower total cost of care.
• Following the combination, the new OptumInsight will drive:
– Clinical Alignment between payers and care provider organizations, enabling care decisions aligned to evidence-based standards of care all in the workflow of clinicians.
– Claims Accuracy powered by technology, enriched data flows and unique analytics-driven intelligence that streamlines administrative and utilization management transactions.
– Payment Simplification that provides patient payment obligations at the point of service and accelerates provider payment from both patients and payers.
• By leveraging our combined assets and focus on cloud-based, scalable technology, we will be able to innovate faster, respond more nimbly to changing market dynamics, and drive even more value for those that rely on us.
This combination unites two technology and service companies focused on serving health care. Our combined capabilities will more effectively connect and simplify core clinical, administrative and payment processes — resulting in better health outcomes and experiences for everyone, at lower cost.

Customer Benefits

Care Providers	Health Care Payers	Patients
For care providers, we will	For health care payers, we will	Keeping patients at the center of
reduce administrative burden	enable a more comprehensive	everything we do, we will drive
and bring our complementary	view of risk and network	better experiences and outcomes
data and analytics capabilities	management to improve health	before, after and in-between
to improve care coordination,	outcomes and operational	episodes of care. This includes
clinical decisions and outcomes	processes, while reducing	advanced clinical decision and
— further supporting the	inefficiency and cost.	care support; transparency
transition to value-based care.		of deductible status payment
obligations at the point of care;
and seamless payments across
the system.

Post-Regulatory Approval Integration Philosophy
Pending all customary regulatory approvals, Change Healthcare capabilities and assets will transition to Optum.
The culture of the merged organization will focus on relentless technology innovation and driving widespread adoption and more rapidly responding to changing industry dynamics and customer needs to drive excellence in health care information and insight. NEW
Change OptumInsight
The new OptumInsight will be comprised of OptumInsight Healthcare Change Healthcare and OptumInsight and be led by Neil de Crescenzo.
Every integration decision point is an opportunity to meet the standard of not just “best of both” but “best in class” including talent and culture, operating model, product and technology, client relationships, and operations.
optum.com
11000 Optum Circle, Eden Prairie, MN 55344
Optum® is a registered trademark of Optum, Inc. in the U.S. and other jurisdictions. All other brand or product names are the property of their respective owners. Because we are continuously improving our products and services, Optum reserves the right to change specifications without prior notice. Optum is an equal opportunity employer.
© 2021 Optum, Inc. All rights reserved. 01/04/2021

Additional Information and Where to Find It
The proposed transaction will be submitted to the stockholders of Change Healthcare Inc. (“CHNG”) for their consideration. This communication may be deemed to be solicitation material in connection with the proposed transaction. UnitedHealth Group Incorporated (“UNH”) and CHNG intend to file materials relevant to the proposed transaction with the SEC, including CHNG’s proxy statement on Schedule 14A. This communication is not a substitute for the proxy statement or any other documents that CHNG may send to its stockholders in connection with the proposed transaction. BEFORE MAKING ANY VOTING DECISIONS, CHNG’s STOCKHOLDERS ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, INCLUDING THE PROXY STATEMENT FOR THE PROPOSED TRANSACTION, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Copies of the proxy statement and other relevant materials, when filed, will be available free of charge on the SEC’s web site at http://www.sec.gov or on CHNG’s website at ir.changehealthcare.com.
Cautionary Statement Regarding Forward-Looking Statements
This press release may contain statements, estimates, projections or guidance that constitute “forward-looking statements” as defined under U.S. federal securities laws about the proposed transaction. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “plan,” “project,” “should,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. These statements are based on current plans, estimates and expectations that are subject to risks and uncertainties. We caution that actual results could differ materially from expected results, depending on the outcome of certain factors, including (i) the failure to satisfy the conditions to the completion of the proposed transaction, including approval of the proposed transaction by CHNG’s stockholders and the receipt of regulatory approvals on the terms expected or on the anticipated schedules; (ii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement; (iii) there may be a material adverse change regarding CHNG or its business; (iv) the failure to complete or receive the anticipated benefits from the proposed transaction, including due to the failure to successfully integrate the businesses and technologies; (v) revenues following the proposed transaction may be lower than expected; (vi) operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) may be greater than expected; (vii) the retention of certain key employees at CHNG; (viii) the parties’ ability to meet expectations regarding the timing, completion and accounting and tax treatments of the proposed transaction; (ix) risks related to diverting management attention from ongoing business operations; (x) the risk that any regulatory approval, consent or authorization that may be required for the proposed transaction is not obtained or is obtained subject to conditions that are not anticipated; (xi) the outcome of any legal proceedings that may be instituted against UNH or CHNG related to the proposed transaction; (xii) there may be changes in economic conditions, financial markets, interest rates, political conditions or changes in federal or state laws or regulations; (xiii) there may be changes in the market price of CHNG’s common stock; (xiv) risks associated with public health crises, large-scale medical emergencies and pandemics, such as the COVID-19 pandemic; and (xv) the other factors relating to UNH and CHNG discussed in “Risk Factors” in their respective Annual Reports on Form 10-K for the most recently ended fiscal year and in their other filings with the Securities Exchange Commission (SEC), which are available at http://www.sec.gov. The effects of the COVID-19 pandemic may give rise to risks that are currently unknown or amplify the risks associated with many of these factors. Neither UNH nor CHNG assumes any obligation to update or revise this communication as a result of new information, future events or otherwise, except as otherwise required by applicable law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.
Participants in Solicitation
CHNG and its directors and executive officers, and UNH and its directors and executive officers, are deemed to be participants in the solicitation of proxies from stockholders of CHNG in connection with the proposed merger. Information about CHNG’s directors and executive officers and their ownership of CHNG’s common stock can be found in its Annual Report on Form 10-K for the year ended March 31, 2020 filed with the SEC on June 4, 2020, in its Definitive Proxy Statement for its 2020 Annual Meeting of Stockholders filed with the SEC on July 16, 2020 and on CHNG’s website at www.changehealthcare.com. Information about UNH’s directors and executive officers can be found in its Annual Report on Form 10-K for the year ended December 31, 2019 filed with the SEC on February 14, 2020, in its Definitive Proxy Statement for its 2020 Annual Meeting of Stockholders filed with the SEC on April 17, 2020 and on UNH’s website at http://www.unitedhealthgroup.com. Investors may obtain additional information regarding the interest of such participants by reading the proxy statement and other materials to be filed with the SEC in connection with proposed merger when they become available.